American Century World Mutual Funds, Inc. Prospectus Supplement Life Sciences Fund ¡ Technology Fund
Supplement dated May 6, 2009 ¡ Prospectuses dated April 1, 2009

At a Special Meeting of Shareholders held May 5, 2009, shareholders of each fund approved an agreement and plan of reorganization, providing for the transfer of the fund’s net assets to the American Century Growth Fund in exchange for shares of Growth. This tax-free reorganization will be effective on or about May 29, 2009. The value of a shareholder's account will not change as a result of the transaction.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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